ANNUAL REPORT

MARCH 31, 1999

TEMPLETON
GROWTH AND
INCOME FUND


[LOGO (R)]
FRANKLIN(R) TEMPLETON (R)
PAGE


[SEAL]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds, which are managed by many of the investment professionals he selected and trained.

MARK G. HOLOWESKO, CFA
President
Templeton Global Investment Trust

PAGE


CONTENTS

Shareholder Letter ...............   1

Performance Summaries ............   6

Financial Highlights &
Statement of Investments .........   9

Financial Statements .............  16

Notes to Financial
Statements .......................  19

Independent Auditors' Report .....  23

Tax Designation ..................  24

[PYRAMID]

FUND CATEGORY- GLOBAL
               GROWTH
               GROWTH & INCOME
               INCOME
               TAX-FREE INCOME

SHAREHOLDER LETTER


--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Growth and Income Fund seeks high total return, comprising a combination of capital growth and income. Under normal market conditions, the Fund invests primarily in equity and debt securities of U.S. and foreign companies.
--------------------------------------------------------------------------------

Dear Shareholder:

This annual report covers the fiscal year ended March 31, 1999, a challenging period for Templeton Growth and Income Fund. During this time, Asia's economic problems adversely affected developing markets in Russia and Latin America, and many investors sought refuge in relatively liquid growth stocks of large companies in developed markets. Within this environment, Templeton Growth and Income Fund -- Class A posted a -7.71% one-year cumulative total return, as shown in the Performance Summary on page 7. The Morgan Stanley Capital International(R) (MSCI) World Index, the Fund's benchmark, provided a cumulative total return of 13.05% for the same period(1). We have always maintained a


1. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI World Index tracks the performance of approximately 1,450 securities in 22 countries, and is designed to measure world stock market performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 11 of this report.

PAGE


long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the performance summary on page 7, the Fund's Class A shares delivered a cumulative total return of 55.49% since inception on March 14, 1994.

The Fund's underperformance relative to the MSCI World Index during the reporting period may be explained partly by the fact that we are value investors in a momentum-driven market, which has been significantly influenced by enthusiasm for large-cap stocks. Our holdings of such stocks were fewer than those of the index, which outperformed the Fund as share prices of many large-cap companies soared.


GEOGRAPHIC DISTRIBUTION*
Based on Total Net Assets
3/31/99

[PIE CHART]

[THIS CHART SHOWS IN PIE CHART FORMAT THE GEOGRAPHIC DISTRIBUTION OF TEMPLETON GROWTH AND INCOME FUND'S PORTFOLIO HOLDINGS ON MARCH 31, 1999, BASED ON TOTAL NET ASSETS]

European Stocks                     40.4%

North American Stocks/Bonds         25.7%

Asian Stocks                        21.8%

Latin American Stocks                8.3%

Australian/New Zealand Stocks        3.9%

Mid-East/African Stocks              1.8%


* Other Net Assets represented -1.9% of Total Net Assets.


ASIA

During the year under review, Asian securities markets experienced severe volatility. For example, South Korea's equity market appreciated 49.91% while China's fell 50.65%(2). Although volatility was primarily on the down side, we believe Asia's economic restructuring is beginning to progress. In our opinion, share prices of many Asian companies have declined excessively in light of what their future value may be. And because of the volatility in the region's securities markets, we were able to purchase shares of several Hong Kong companies at what we considered bargain prices. For example, we added to our positions in Hong Kong Electric Holdings Ltd. and Hang Lung Development Co. Ltd., and initiated a position in Hong Kong Telecommunications Ltd. In addition to possessing what we believed to be long-term growth potential, these companies were paying attractive dividend yields. Despite generally poor


(2.) Source: MSCI and International Finance Corporation. Market returns are measured in U.S. dollars and include reinvested dividends.


2

PAGE


price-to-earnings ratios in Japanese stocks, our analysts did find a few companies there that fit our value criteria. For example, we purchased shares of Nichiha Corp., a building materials and components supplier, and Laox Co. Ltd., a manufacturer of appliances and household durables.


TOP 10 HOLDINGS
3/31/99


[THIS CHART LISTS THE TOP 10 HOLDINGS, INCLUDING INDUSTRY AND COUNTRY, OF TEMPLETON GROWTH AND INCOME FUND, BASED ON TOTAL NET ASSETS AS OF 3/31/99.]

COMPANY,                                                              % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
Pharmacia & Upjohn Inc.
Health & Personal Care,
United States                                                             2.2%

Zurich Allied AG
Insurance, Switzerland                                                    2.0%

Archer-Daniels Midland Co.
Food & Household Products,
United States                                                             1.8%

BTR Siebe PLC
Machinery & Engineering,
United Kingdom                                                            1.7%

Morgan Stanley Dean Witter & Co.
Financial Services,
United States                                                             1.7%

Swire Pacific Ltd.,B
Multi-Industry, Hong Kong*                                                1.7%

Hutchison Whampoa Ltd.
Multi-Industry, Hong Kong*                                                1.6%

General Electric Co. PLC
Electrical & Electronics,
United Kingdom                                                            1.5%

Thames Water Group PLC
Utilities Electrical & Gas,
United Kingdom                                                            1.5%

Merita AS
Banking, Finland                                                          1.4%

* Hong Kong reverted to the sovereignty of China on July 1, 1997.


LATIN AMERICA

Many Latin American stocks declined significantly during the reporting period, giving us opportunities to identify bargains throughout the region, and we increased the Fund's equity holdings there from 5.6% of total net assets on March 31, 1998, to 8.3% on March 31, 1999. Believing that the worst may be over for some quality Mexican companies with depressed stock prices, we added to the Fund's holdings of Telefonos de Mexico SA (Telmex), L, ADR and Industrias Penoles SA, one of the nation's leading mining and metallurgical groups.

EUROPE

Privatization, restructuring, and relatively low interest rates helped many European equity markets to perform well during the year under review. Because share prices in Europe were so generally buoyant, we were unable to discover many new investment opportunities there. However, stocks of most industrial companies in the United Kingdom underperformed the broader market. We believe many investors have focused on the poor short-term earnings prospects of these companies. Not surprisingly, we added some of these stocks to the Fund, initiating a position in BTR Siebe PLC, and adding to our holdings of Laird Group PLC, because of their potential long-term returns. Believing they represented good value, we also


                                                                               3

PAGE


purchased shares of BICC PLC, a manufacturer of electronic components and instruments, and British Airways PLC.


TOP 10 INDUSTRIES
3/31/99

[THIS CHART SHOWS IN TABLE FORMAT THE TOP 10 INDUSTRIES REPRESENTED IN TEMPLETON GROWTH AND INCOME FUND AS OF MARCH 31, 1999, BASED ON TOTAL NET ASSETS.]


                                                     % OF TOTAL
INDUSTRY                                             NET ASSETS
------------------------------------------------------------------
Utilities Electrical & Gas                             13.7%
Multi-Industry                                          7.5%
Insurance                                               7.5%
Food & Household Products                               6.8%
Banking                                                 6.2%
Machinery & Engineering                                 6.0%
Telecommunications                                      5.9%
Metals & Mining                                         4.8%
Building Materials &
Components                                              4.3%
Energy Sources                                          4.1%



NORTH AMERICA

Because share prices in the U.S. were so high, with both the Dow Jones(R) Industrial Average(3) and the S&P 500(R) reaching record highs during the year under review(4), we were unable to find many bargains there. However, we added to the Fund's holdings of Raytheon Co., A, an aircraft manufacturer and provider of commercial and defense electronics, and initiated a position in General Growth Properties, a real estate company.

Looking forward, we are optimistic about prospects for the Fund's holdings. Although it is easy for value investors to get discouraged during momentum markets such as the one we have been experiencing, it is important to remember that we have a distinct investment style - one which has not always been in favor, but has been successful in the past. Although past performance is no guarantee of future results, we will continue to follow our investment style, confident of the long-term potential we believe it offers our shareholders.

Of course, investing in foreign securities involves special risks, such as adverse economic, social and political developments in the countries where the Fund invests, as well as market and currency volatility. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a


3. Source: Standard and Poor's Micropal. The Dow's market return, calculated by Wilshire Associates Inc., includes reinvested dividends.

4. Source: Standard and Poor's Micropal.

One cannot invest directly in an index, nor is the index representative of the Fund's portfolio.



4
PAGE


certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Taiwan's equity market has increased 855% in the last 15 years, but has suffered six declines of more than 20% during that time(5). While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in such markets. The special risks associated with these types of investments, as well as other considerations, are discussed in the Fund's prospectus.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of March 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help give you a better understanding of our investment and management philosophy.

We thank you for your participation in Templeton Growth and Income Fund and welcome your comments and suggestions.

Sincerely,


/s/ Richard Sean Farrington

Richard Sean Farrington, CFA
Portfolio Manager
Templeton Growth and Income Fund




5. Source: Bloomberg. Based on quarterly percentage price change over 15 years ended March 31, 1999. Market returns are measured in U.S. dollars and do not include reinvested dividends.


                                                                               5

PAGE


CLASS A (formerly Class I):

Subject to the maximum 5.75% initial sales charge.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

The Fund's Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees and, in the case of the Fund Administrator, to make certain payments to reduce expenses, which increases total return to shareholders. If they had not taken this action, total returns would have been lower. After July 31, 1999, the fee waiver and expense reimbursements may be discontinued at any time upon notice to the Fund's Board of Trustees.


PERFORMANCE SUMMARY AS OF 3/31/99

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of each class' operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

             PRICE AND DISTRIBUTION INFORMATION (4/1/98 - 3/31/99)

CLASS A                                      CHANGE          3/31/99    3/31/98
--------------------------------------------------------------------------------
Net Asset Value                              -$1.90          $12.69     $14.59

                                          DISTRIBUTIONS
                                          --------------------------------------
Dividend Income                              $0.4650
Long-Term Capital Gain                       $0.2000
Short-Term Capital Gain                      $0.1150
      TOTAL                                  $0.7800

CLASS C                                      CHANGE          3/31/99    3/31/98
--------------------------------------------------------------------------------
Net Asset Value                              -$1.89          $12.54     $14.43

                                          DISTRIBUTIONS
                                          --------------------------------------
Dividend Income                              $0.3884
Long-Term Capital Gain                       $0.2000
Short-Term Capital Gain                      $0.1150
      TOTAL                                  $0.7034


Templeton Growth and Income Fund paid distributions derived from long-term capital gains of 20 cents ($0.2000) per share during the fiscal year ended March 31, 1999. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).




Past performance is not predictive of future results.



6
PAGE


PERFORMANCE

                                                                       INCEPTION
CLASS A                                        1-YEAR      5-YEAR      (3/14/94)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                      -7.71%      55.34%        55.49%
Average Annual Total Return(2)                 -13.01%       7.92%         7.87%
Value of $10,000 Investment(3)                 $8,699     $14,642       $14,655

                                 3/31/95   3/31/96   3/31/97   3/31/98   3/31/99
                                 -----------------------------------------------
One-Year
Total Return(4)                   1.43%     18.78%    16.19%    20.23%    -7.71%


                                                                       INCEPTION
CLASS C                                          1-YEAR     3-YEAR      (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        -8.26%     26.35%       47.64%
Average Annual Total Return(2)                   -10.07%      7.76%       10.18%
Value of $10,000 Investment(3)                   $8,993    $12,513      $14,620

                                               3/31/97      3/31/98      3/31/99
                                               ---------------------------------
One-Year
Total Return(4)                                 15.35%       19.40%       -8.26%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------




Past performance is not predictive of future results.


                                                                               7

PAGE


AVERAGE ANNUAL TOTAL RETURN
3/31/99

CLASS A
--------------------------------------------------------------------------------
1-Year                                                                  -13.01%

5-Year                                                                    7.92%

Since Inception (3/14/94)                                                 7.87%


AVERAGE ANNUAL TOTAL RETURN
3/31/99

CLASS C
--------------------------------------------------------------------------------
1-Year                                                                  -10.07%

3-Year                                                                    7.76%

Since Inception (5/1/95)                                                 10.18%


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the Fund in composition, does not pay management fees or expenses, and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charges, Fund expenses, account fees, and reinvested distributions.

CLASS A
Total Return Index Comparison
$10,000 Investment (3/14/94 - 3/31/99)


Templeton Growth and Income Fund             $14,655

MSCI World Index*                            $21,271

CPI**                                        $11,222

[THE FOLLOWING CHART SHOWS IN GRAPH FORMAT THE CUMULTIVE TOTAL RETURN OF A $10,000 INVESTMENT IN THE FUND - CLASS A, MARCH 14, 1994 (INCEPTION) AS OF MARCH 31, 1999.]


                   TEMPLETON GROWTH &        MSCI WORLD INDEX                CPI
                 INCOME FUND - CLASS A*
 ----------------------------------------------------------------------------------
3/14/94                $9,425                   $10,000                    $10,000
Mar-94                 $9,435                   $9,760                     $10,017
Apr-94                 $9,435                   $10,063                    $10,031
May-94                 $9,453                   $10,091                    $10,037
Jun-94                 $9,416                   $10,065                    $10,071
Jul-94                 $9,557                   $10,258                    $10,098
Aug-94                 $9,689                   $10,568                    $10,139
Sep-94                 $9,566                   $10,293                    $10,166
Oct-94                 $9,614                   $10,587                    $10,173
Nov-94                 $9,255                   $10,130                    $10,187
Dec-94                 $9,217                   $10,230                    $10,187
Jan-95                 $9,256                   $10,078                    $10,227
Feb-95                 $9,398                   $10,227                    $10,268
Mar-95                 $9,579                   $10,722                    $10,302
Apr-95                 $9,703                   $11,098                    $10,336
May-95                 $9,970                   $11,195                    $10,356
Jun-95                 $9,989                   $11,194                    $10,377
Jul-95                $10,332                   $11,756                    $10,376
Aug-95                $10,351                   $11,496                    $10,405
Sep-95                $10,547                   $11,833                    $10,424
Oct-95                $10,488                   $11,649                    $10,458
Nov-95                $10,508                   $12,056                    $10,451
Dec-95                $10,718                   $12,411                    $10,444
Jan-96                $11,416                   $12,637                    $10,505
Feb-96                $11,387                   $12,716                    $10,539
Mar-96                $11,367                   $12,931                    $10,594
Apr-96                $11,626                   $13,237                    $10,635
May-96                $11,801                   $13,250                    $10,655
Jun-96                $11,751                   $13,320                    $10,662
Jul-96                $11,260                   $12,852                    $10,682
Aug-96                $11,681                   $13,002                    $10,702
Sep-96                $11,851                   $13,514                    $10,736
Oct-96                $12,091                   $13,610                    $10,771
Nov-96                $12,611                   $14,375                    $10,791
Dec-96                $12,728                   $14,148                    $10,791
Jan-97                $13,237                   $14,320                    $10,825
Feb-97                $13,350                   $14,488                    $10,857
Mar-97                $13,207                   $14,204                    $10,884
Apr-97                $13,258                   $14,670                    $10,897
May-97                $13,788                   $15,579                    $10,891
Jun-97                $14,232                   $16,358                    $10,904
Jul-97                $14,882                   $17,114                    $10,917
Aug-97                $14,552                   $15,972                    $10,938
Sep-97                $15,264                   $16,841                    $10,965
Oct-97                $14,469                   $15,958                    $10,992
Nov-97                $14,356                   $16,243                    $10,986
Dec-97                $14,606                   $16,443                    $10,973
Jan-98                $14,562                   $16,904                    $10,992
Feb-98                $15,237                   $18,050                    $11,014
Mar-98                $15,879                   $18,815                    $11,036
Apr-98                $15,922                   $19,002                    $11,056
May-98                $15,325                   $18,767                    $11,076
Jun-98                $15,269                   $19,215                    $11,090
Jul-98                $15,059                   $19,186                    $11,103
Aug-98                $13,079                   $16,631                    $11,116
Sep-98                $13,399                   $16,928                    $11,129
Oct-98                $14,395                   $18,461                    $11,156
Nov-98                $14,727                   $19,562                    $11,156
Dec-98                $14,782                   $20,521                    $11,149
Jan-99                $14,332                   $20,973                    $11,177
Feb-99                $14,078                   $20,417                    $11,188



CLASS C
Total Return Index Comparison
$10,000 Investment (5/1/95 - 3/31/99)

Templeton Growth and Income Fund             $14,620

MSCI World Index*                            $19,167

CPI**                                        $10,841


[THE FOLLOWING CHART SHOWS IN GRAPH FORMAT THE CUMULATIVE TOTAL RETURN OF A $10,000 INVESTMENT IN THE FUND - CLASS C, MAY 1, 1995 (INCEPTION) AS OF MARCH 31, 1999.]

                   TEMPLETON GROWTH &            MSCI WORLD
                 INCOME FUND - CLASS A*            INDEX                     CPI
 --------------------------------------------------------------------------------------
May-95                 $10,305.39                $10,087.52                 $10,004.83
Jun-95                 $10,325.59                $10,086.33                 $10,024.51
Jul-95                 $10,669.11                $10,593.13                 $10,024.28
Aug-95                 $10,679.21                $10,358.99                 $10,051.39
Sep-95                 $10,881.28                $10,662.69                 $10,070.24
Oct-95                 $10,810.55                $10,496.86                 $10,103.36
Nov-95                 $10,830.76                $10,863.30                 $10,096.29
Dec-95                 $11,046.07                $11,183.16                 $10,089.69
Jan-96                 $11,757.72                $11,386.87                 $10,148.85
Feb-96                 $11,726.78                $11,458.30                 $10,181.73
Mar-96                 $11,685.52                $11,651.45                 $10,234.30
Apr-96                 $11,943.37                $11,927.21                 $10,273.66
May-96                 $12,117.07                $11,939.63                 $10,293.34
Jun-96                 $12,055.04                $12,002.36                 $10,299.94
Jul-96                 $11,538.10                $11,580.65                 $10,319.51
Aug-96                 $11,972.33                $11,716.04                 $10,339.19
Sep-96                 $12,137.75                $12,176.88                 $10,372.07
Oct-96                 $12,375.54                $12,263.83                 $10,404.95
Nov-96                 $12,902.82                $12,953.18                 $10,424.63
Dec-96                 $13,017.51                $12,748.28                 $10,424.63
Jan-97                 $13,521.41                $12,903.55                 $10,457.40
Feb-97                 $13,636.89                $13,054.47                 $10,488.75
Mar-97                 $13,479.42                $12,798.58                 $10,514.91
Apr-97                 $13,531.91                $13,219.06                 $10,527.52
May-97                 $14,049.76                $14,037.64                 $10,521.16
Jun-97                 $14,495.45                $14,739.46                 $10,533.77
Jul-97                 $15,163.98                $15,420.78                 $10,546.38
Aug-97                 $14,813.79                $14,391.65                 $10,566.41
Sep-97                 $15,524.77                $15,175.46                 $10,592.81
Oct-97                 $14,707.68                $14,379.26                 $10,619.33
Nov-97                 $14,590.95                $14,635.74                 $10,612.96
Dec-97                 $14,822.52                $14,816.47                 $10,600.24
Jan-98                 $14,777.91                $15,231.97                 $10,619.33
Feb-98                 $15,447.10                $16,264.85                 $10,640.54
Mar-98                 $16,093.98                $16,954.00                 $10,661.87
Apr-98                 $16,127.44                $17,121.92                 $10,681.08
May-98                 $15,505.68                $16,910.13                 $10,700.30
Jun-98                 $15,437.72                $17,313.83                 $10,713.14
Jul-98                 $15,222.52                $17,288.37                 $10,725.99
Aug-98                 $13,217.77                $14,985.41                 $10,738.83
Sep-98                 $13,534.90                $15,253.09                 $10,751.68
Oct-98                 $14,531.62                $16,634.99                 $10,777.49
Nov-98                 $14,860.08                $17,626.86                 $10,777.49
Dec-98                 $14,905.42                $18,490.75                 $10,771.01
Jan-99                 $14,446.24                $18,898.21                 $10,797.29
Feb-99                 $14,187.22                $18,397.62                 $10,808.13
Mar-99                 $14,764.13                $19,166.51                 $10,840.90


* Source: Standard and Poor's(R) Micropal. The unmanaged MSCI World Index tracks the performance of approximately 1,450 securities in 22 countries and is designed to measure world stock market performance. It includes reinvested dividends.

** Source: Bureau of Labor Statistics. The Consumer Price Index is a commonly used measure of inflation.

One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Past performance is not predictive of future results.


8

PAGE

TEMPLETON GROWTH AND INCOME FUND
Financial Highlights

                                                                                           CLASS A
                                                                  ----------------------------------------------------------
                                                                                     YEAR ENDED MARCH 31,
                                                                  ----------------------------------------------------------
                                                                   1999         1998         1997         1996         1995
                                                                   --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................       $14.59       $12.95       $11.39       $10.05      $10.01
                                                                  ----------------------------------------------------------
Income from investment operations:
 Net investment income......................................          .37          .35          .22          .29         .16
 Net realized and unrealized gains (losses).................        (1.49)        2.17         1.60         1.54        (.02)
                                                                  ----------------------------------------------------------
Total from investment operations............................        (1.12)        2.52         1.82         1.83         .14
                                                                  ----------------------------------------------------------
Less distributions from:
 Net investment income......................................         (.47)        (.28)        (.22)        (.29)       (.10)
 Net realized gains.........................................         (.31)        (.60)        (.04)        (.20)         --
                                                                  ----------------------------------------------------------
Total distributions.........................................         (.78)        (.88)        (.26)        (.49)       (.10)
                                                                  ----------------------------------------------------------
Net asset value, end of year................................       $12.69       $14.59       $12.95       $11.39      $10.05
                                                                  ==========================================================
Total Return*...............................................      (7.71)%       20.23%       16.19%       18.78%       1.43%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................      $32,073      $46,262      $25,020      $11,732      $5,953
Ratios to average net assets:
 Expenses...................................................        1.25%        1.25%        1.25%        1.25%       1.25%
 Expenses, excluding waiver and payments by affiliate.......        1.72%        1.76%        2.24%        2.71%       6.11%
 Net investment income......................................        2.64%        2.91%        2.21%        2.98%       2.51%
Portfolio turnover rate.....................................       32.14%       18.62%       20.72%       10.21%      19.33%

*Total return does not reflect sales commissions.
                                                                               9

PAGE

TEMPLETON GROWTH AND INCOME FUND
Financial Highlights (continued)

                                                                                  CLASS C
                                                                --------------------------------------------
                                                                            YEAR ENDED MARCH 31,
                                                                --------------------------------------------
                                                                 1999         1998         1997       1996+
                                                                 ------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................     $14.43       $12.84      $11.33      $10.19
                                                                --------------------------------------------
Income from investment operations:
 Net investment income......................................        .25          .29         .21         .22
 Net realized and unrealized gains (losses).................      (1.44)        2.11        1.52        1.41
                                                                --------------------------------------------
Total from investment operations............................      (1.19)        2.40        1.73        1.63
                                                                --------------------------------------------
Less distributions from:
 Net investment income......................................       (.39)        (.21)       (.18)       (.29)
 Net realized gains.........................................       (.31)        (.60)       (.04)       (.20)
                                                                --------------------------------------------
Total distributions.........................................       (.70)        (.81)       (.22)       (.49)
                                                                --------------------------------------------
Net asset value, end of year................................     $12.54       $14.43      $12.84      $11.33
                                                                ============================================
Total Return*...............................................    (8.26)%       19.40%      15.35%      16.51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $13,560      $13,293      $3,017      $2,205
Ratios to average net assets:
 Expenses...................................................      1.90%        1.90%       1.90%       1.90%**
 Expenses, excluding waiver and payments by affiliate.......      2.37%        2.41%       2.89%       3.31%**
 Net investment income......................................      1.93%        2.25%       1.51%       1.59%**
Portfolio turnover rate.....................................     32.14%       18.62%      20.72%      10.21%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period May 1, 1995 (effective date) to March 31, 1996.
                       See Notes to Financial Statements.
 10

PAGE

TEMPLETON GROWTH AND INCOME FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1999

                                                                   COUNTRY          SHARES          VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS 96.4%
AEROSPACE & MILITARY TECHNOLOGY 2.8%
Boeing Co. .................................................    United States          14,300    $   487,988
*General Motors Corp., H....................................    United States           3,761        189,695
Raytheon Co., A.............................................    United States          10,515        607,241
                                                                                                 -----------
                                                                                                   1,284,924
                                                                                                 -----------
APPLIANCES & HOUSEHOLD DURABLES 1.9%
Guangdong Kelon Electrical Holdings Ltd., H, 144A...........        China             350,000        257,434
Laox Co. Ltd. ..............................................        Japan              60,000        455,966
Sindo Ricoh Co. ............................................     South Korea            3,700        134,792
                                                                                                 -----------
                                                                                                     848,192
                                                                                                 -----------
AUTOMOBILES 3.2%
Autoliv Inc., SDR...........................................        Sweden             17,000        647,087
Fiat SpA, di Risp...........................................        Italy             105,710        188,876
Ford Motor Co. .............................................    United States           6,000        340,500
Volvo AB, B.................................................        Sweden             11,276        295,510
                                                                                                 -----------
                                                                                                   1,471,973
                                                                                                 -----------
BANKING 4.7%
Bank Handlowy W Warszawie SA, GDR, 144A.....................        Poland             16,400        199,260
Kookmin Bank................................................     South Korea            6,939         68,429
Merita AS...................................................       Finland            123,100        659,177
National Westminster Bank PLC...............................    United Kingdom         25,962        593,455
Shinhan Bank Co. Ltd. ......................................     South Korea           17,116        138,797
Unibanco Uniao de Bancos Brasileiros SA, GDR................        Brazil              7,500        144,375
Unidanmark AS, A............................................       Denmark              4,883        333,359
                                                                                                 -----------
                                                                                                   2,136,852
                                                                                                 -----------
BROADCASTING & PUBLISHING 2.2%
South China Morning Post Holdings, Ltd. ....................      Hong Kong           680,000        377,312
South China Morning Post Holdings, Ltd., 144A...............      Hong Kong           110,000         61,036
Television Broadcasts Ltd. .................................      Hong Kong           153,000        557,742
                                                                                                 -----------
                                                                                                     996,090
                                                                                                 -----------
BUILDING MATERIALS & COMPONENTS 4.3%
Anglian Group PLC...........................................    United Kingdom        144,100        654,831
Caradon PLC.................................................    United Kingdom        226,200        498,439
Hepworth PLC................................................    United Kingdom        129,400        349,893
Mirgor SA Comercial Ind Financiera Inmobi, C, ADR, 144A.....      Argentina            34,520         20,712
Nichiha Corp. ..............................................        Japan              43,700        427,295
                                                                                                 -----------
                                                                                                   1,951,170
                                                                                                 -----------
CHEMICALS 1.5%
DSM NV, Br. ................................................     Netherlands            3,900        334,940
Kemira OY, ADR..............................................       Finland             51,800        324,355

                                                                              11

PAGE


TEMPLETON GROWTH AND INCOME FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                   COUNTRY          SHARES          VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
CHEMICALS (CONT.)
Shanghai Petrochemical Co. Ltd., H..........................        China             262,000    $    29,413
*Sociedad Quimica y Minera de Chile SA, ADR, rts. ..........        Chile                 544          1,087
                                                                                                 -----------
                                                                                                     689,795
                                                                                                 -----------
CONSTRUCTION & HOUSING .6%
Hollandsche Beton Groep NV..................................     Netherlands           27,693        291,499
                                                                                                 -----------
DATA PROCESSING & REPRODUCTION .2%
*3Com Corp. ................................................    United States           3,900         90,919
                                                                                                 -----------
ELECTRICAL & ELECTRONICS 3.0%
ABB AB, B...................................................        Sweden             21,800        270,412
Catic Shenzhen Holdings Ltd., H.............................        China             775,000         35,002
General Electric Co. PLC....................................    United Kingdom         77,000        692,983
Motorola Inc. ..............................................    United States           5,031        368,521
                                                                                                 -----------
                                                                                                   1,366,918
                                                                                                 -----------
ELECTRONIC COMPONENTS & INSTRUMENTS .3%
BICC PLC....................................................    United Kingdom         95,041        143,453
                                                                                                 -----------
ENERGY EQUIPMENT & SERVICES .8%
Sunoco Inc. ................................................    United States          10,800        389,475
                                                                                                 -----------
ENERGY SOURCES 4.1%
MOL Magyar Olay - Es Gazipari RT, GDS, 144A.................       Hungary             22,456        482,804
Norsk Hydro AS..............................................        Norway              8,100        330,131
*Ranger Oil Ltd. ...........................................        Canada             53,100        210,603
Shell Transport & Trading Co. PLC...........................    United Kingdom         42,200        283,736
YPF Sociedad Anonima, ADR...................................      Argentina            17,500        552,344
                                                                                                 -----------
                                                                                                   1,859,618
                                                                                                 -----------
FINANCIAL SERVICES 1.7%
Morgan Stanley Dean Witter & Co. ...........................    United States           7,800        779,534
                                                                                                 -----------
FOOD & HOUSEHOLD PRODUCTS 6.8%
Archer-Daniels Midland Co. .................................    United States          57,285        841,373
Devro PLC...................................................    United Kingdom        151,200        355,142
IBP Inc. ...................................................    United States          20,000        372,500
Illovo Sugar Ltd. ..........................................     South Africa         258,900        259,528
Northern Foods PLC..........................................    United Kingdom        172,870        309,763
Showa Sangyo Co. ...........................................        Japan             255,000        499,536
Tate & Lyle PLC.............................................    United Kingdom         70,500        473,445
                                                                                                 -----------
                                                                                                   3,111,287
                                                                                                 -----------
FOREST PRODUCTS & PAPER 3.0%
Assidomaen AB...............................................        Sweden              9,600        194,965
Georgia Pacific Corp. ......................................    United States           4,800        356,400
Georgia Pacific Timber Group................................    United States           4,800        107,700

 12

PAGE


TEMPLETON GROWTH AND INCOME FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                   COUNTRY          SHARES          VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FOREST PRODUCTS & PAPER (CONT.)
*Shorewood Packaging Corp. .................................    United States          20,100    $   394,463
Stora Enso OYJ, R...........................................       Finland             30,600        303,929
                                                                                                 -----------
                                                                                                   1,357,457
                                                                                                 -----------
HEALTH & PERSONAL CARE 3.4%
*Internatio-Muller NV.......................................     Netherlands           20,490        419,193
Medeva PLC..................................................    United Kingdom         79,000        157,500
Pharmacia & Upjohn Inc. ....................................    United States          15,930        993,634
                                                                                                 -----------
                                                                                                   1,570,327
                                                                                                 -----------
INSURANCE 7.5%
Ace Ltd. ...................................................       Bermuda             12,100        377,369
American General Corp. .....................................    United States           4,034        284,397
HIH Insurance Ltd. .........................................      Australia           259,837        333,753
Partnerre Ltd. .............................................       Bermuda              8,200        332,100
Reliastar Financial Corp. ..................................    United States          10,386        442,703
SCOR SA.....................................................        France             12,300        618,804
Torchmark Corp. ............................................    United States           4,418        139,719
Zurich Allied AG............................................     Switzerland            1,400        895,750
                                                                                                 -----------
                                                                                                   3,424,595
                                                                                                 -----------
MACHINERY & ENGINEERING 6.0%
BTR Siebe PLC...............................................    United Kingdom        179,390        791,307
First Tractor Company Ltd., H...............................        China             494,000         93,706
KCI Konecranes International PLC............................       Finland             14,600        504,389
Laird Group PLC.............................................    United Kingdom        128,500        459,477
Makita Corp. ...............................................        Japan              43,000        479,634
VA Technologie AG, Br.......................................       Austria              1,600        115,128
Valmet OY...................................................       Finland             26,500        304,690
                                                                                                 -----------
                                                                                                   2,748,331
                                                                                                 -----------
MERCHANDISING 3.0%
Best Denki Co. Ltd. ........................................        Japan              26,000        186,608
Marks & Spencer PLC.........................................    United Kingdom         92,100        605,119
Matsuzakaya Co. Ltd. .......................................        Japan              14,000         62,180
Safeway PLC.................................................    United Kingdom         66,556        260,547
Tesco PLC...................................................    United Kingdom         88,992        235,963
                                                                                                 -----------
                                                                                                   1,350,417
                                                                                                 -----------
METALS & MINING 4.8%
Anglo American Platinum Corp. Ltd. .........................     South Africa          25,100        397,704
Industrias Penoles SA.......................................        Mexico            125,700        391,905
Iscor Ltd. .................................................     South Africa         689,200        171,604
Pechiney SA, A..............................................        France              8,199        296,530
Pohang Iron & Steel Co. Ltd. ...............................     South Korea            6,300        399,195
WMC Ltd. ...................................................      Australia           168,205        533,232
                                                                                                 -----------
                                                                                                   2,190,170
                                                                                                 -----------

                                                                              13

PAGE


TEMPLETON GROWTH AND INCOME FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                   COUNTRY          SHARES          VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MULTI-INDUSTRY 7.0%
Beijing Datang Power Generation Co. Ltd., H.................        China             494,000    $   132,272
Broken Hill Proprietary Co. Ltd. ...........................      Australia            55,431        470,813
Cheung Kong Holdings Ltd. ..................................      Hong Kong            84,000        639,521
Elementis PLC...............................................    United Kingdom        135,672        203,685
Hutchison Whampoa Ltd. .....................................      Hong Kong            95,100        748,573
*Saab AB, B.................................................        Sweden             30,400        242,150
Swire Pacific Ltd., A.......................................      Hong Kong           126,000        585,324
Swire Pacific Ltd., B.......................................      Hong Kong           246,500        168,584
                                                                                                 -----------
                                                                                                   3,190,922
                                                                                                 -----------
REAL ESTATE 3.4%
General Growth Properties...................................    United States           7,800        253,013
Hang Lung Development Co. Ltd...............................      Hong Kong           271,000        328,716
Highwood Properties Inc. ...................................    United States           9,000        212,063
LTC Properties Inc. ........................................    United States          21,400        262,150
National Health Investors Inc. .............................    United States          12,400        266,600
Summit Properties Inc. .....................................    United States          13,200        220,275
                                                                                                 -----------
                                                                                                   1,542,817
                                                                                                 -----------
TELECOMMUNICATIONS 4.2%
AT&T Corp. .................................................    United States           2,200        175,588
Hong Kong Telecommunications Ltd. ..........................      Hong Kong           263,642        520,511
Telefonica de Argentina SA, B, ADR..........................      Argentina            16,296        492,954
Telefonica del Peru SA, B...................................         Peru              84,800        108,927
Telefonica del Peru SA, B, ADR..............................         Peru              20,230        257,933
Telefonos de Mexico SA (Telmex), L, ADR.....................        Mexico              5,720        374,660
                                                                                                 -----------
                                                                                                   1,930,573
                                                                                                 -----------
TEXTILES & APPAREL .2%
Yizheng Chemical Fibre Co. Ltd., H..........................        China             720,000         74,327
                                                                                                 -----------
TRANSPORTATION 2.7%
British Airways PLC.........................................    United Kingdom         81,200        563,325
Great Eastern Shipping Co. Ltd., GDR, 144A..................        India              44,300        118,503
Singapore Airlines Ltd., fgn. ..............................      Singapore            77,800        562,627
                                                                                                 -----------
                                                                                                   1,244,455
                                                                                                 -----------
UTILITIES ELECTRICAL & GAS 13.1%
Bses Ltd., GDR, 144A........................................        India              14,600        144,175
CLP Holdings Ltd. ..........................................      Hong Kong           101,500        487,228
Hong Kong Electric Holdings Ltd. ...........................      Hong Kong           204,000        617,300
Iberdrola SA, Br. ..........................................        Spain              38,900        576,191
Illinova Corp. .............................................    United States          29,400        622,913
Korea Electric Power Corp. .................................     South Korea           11,000        265,363
National Grid Group PLC.....................................    United Kingdom         75,020        546,791
National Power PLC..........................................    United Kingdom         54,200        416,260
Potomac Electric Power Co. .................................    United States          27,680        641,830

 14

PAGE


TEMPLETON GROWTH AND INCOME FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                   COUNTRY          SHARES          VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
UTILITIES ELECTRICAL & GAS (CONT.)
Public Service Co. of New Mexico............................    United States          17,000    $   289,000
Texas Utilties Holding Co. .................................    United States          15,650        652,409
Thames Water Group PLC......................................    United Kingdom         45,365        687,293
Veba AG.....................................................       Germany                600         31,578
                                                                                                 -----------
                                                                                                   5,978,331
                                                                                                 -----------
TOTAL COMMON STOCKS (COST $42,633,152)......................                                      44,014,421
                                                                                                 -----------
PREFERRED STOCKS 5.0%
Banco Bradesco SA, pfd. ....................................        Brazil         40,750,000        218,601
Centrais Eletricas Brasileiras SA (Electrobras), ADR,
  pfd. .....................................................        Brazil             23,800        249,449
Moebel Walther AG, pfd. ....................................       Germany             16,400        283,286
National Australia Cap Sec PLC, cvt., pfd. .................      Australia            14,850        464,991
Philippine Long Distance Telephone Co., Series 3, 7.00%,
  cvt., pfd. ...............................................     Philippines            6,440        305,900
Sociedad Quimica y Minera de Chile SA, ADR, pfd. ...........        Chile               9,400        300,800
Telecomunicacoes Brasileiras SA (Telebras), ADR, pfd. ......        Brazil              5,500        443,438
                                                                                                 -----------
TOTAL PREFERRED STOCKS (COST $3,053,969)....................                                       2,266,465
                                                                                                 -----------
                                                                                   PRINCIPAL
                                                                                   AMOUNT**
                                                                                   --------
BONDS .5%
Alfa SA de CV:
  144A, cvt., 8.00%, 9/15/00................................        Mexico        $   180,000        177,300
  Reg S, cvt., 8.00%, 9/15/00...............................        Mexico             60,000         59,094
                                                                                                 -----------
TOTAL BONDS (COST $424,347).................................                                         236,394
                                                                                                 -----------
TOTAL INVESTMENTS (COST $46,111,468) 101.9%.................                                      46,517,280
OTHER ASSETS, LESS LIABILITIES (1.9%).......................                                        (884,195)
                                                                                                 -----------
TOTAL NET ASSETS 100.0%.....................................                                     $45,633,085
                                                                                                 ===========

*Non-income producing.
**Securities denominated in U.S. dollars.
                       See Notes to Financial Statements.
                                                                              15

PAGE

TEMPLETON GROWTH AND INCOME FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999

Assets:
 Investments in securities, at value (cost $46,111,468).....    $46,517,280
 Receivables:
  Investment securities sold................................        111,101
  Fund shares sold..........................................          4,719
  Dividends and interest....................................        280,423
 Other assets...............................................            799
                                                                -----------
      Total assets..........................................     46,914,322
                                                                -----------
Liabilities:
 Payables:
  Investment securities purchased...........................        299,904
  Fund shares redeemed......................................        237,925
  To affiliates.............................................         83,807
 Funds advanced by custodian................................        609,249
 Accrued expenses...........................................         50,352
                                                                -----------
      Total liabilities.....................................      1,281,237
                                                                -----------
Net assets, at value........................................    $45,633,085
                                                                ===========
Net assets consist of:
 Net unrealized appreciation................................    $   405,812
 Accumulated net realized gain..............................        469,559
 Beneficial shares..........................................     44,757,714
                                                                -----------
Net assets, at value........................................    $45,633,085
                                                                ===========
CLASS A:
 Net asset value per share ($32,073,487 / 2,526,637 shares
   outstanding).............................................         $12.69
                                                                ===========
 Maximum offering price per share ($12.69 / 94.25%).........         $13.46
                                                                ===========
CLASS C:
 Net asset value per share ($13,559,598 / 1,081,406 shares
   outstanding)*............................................         $12.54
                                                                ===========
 Maximum offering price per share ($12.54 / 99.00%).........         $12.67
                                                                ===========

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
 16

PAGE

TEMPLETON GROWTH AND INCOME FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1999

Investment Income:
 (net of foreign taxes of $135,481)
 Dividends..................................................    $1,599,367
 Interest...................................................       447,249
                                                                ----------
      Total investment income...............................                     $ 2,046,616
                                                                                 -----------
Expenses:
 Management fees (Note 3)...................................       396,227
 Administrative fees (Note 3)...............................        79,245
 Distribution fees (Note 3)
  Class A...................................................       137,309
  Class C...................................................       135,177
 Transfer agent fees (Note 3)...............................       111,800
 Custodian fees.............................................         3,100
 Reports to shareholders....................................        36,900
 Registration and filing fees...............................        22,000
 Professional fees..........................................        52,700
 Trustees' fees and expenses................................         8,700
 Amortization of organization costs.........................        14,104
 Other......................................................         1,647
                                                                ----------
      Total expenses........................................                         998,909
      Expenses waived/paid by affiliate (Note 3)............                        (250,499)
                                                                                 -----------
          Net expenses......................................                         748,410
                                                                                 -----------
            Net investment income...........................                       1,298,206
                                                                                 -----------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments...............................................     1,227,044
  Foreign currency transactions.............................        19,638
                                                                ----------
      Net realized gain.....................................                       1,246,682
      Net unrealized depreciation on investments............                      (7,633,539)
                                                                                 -----------
Net realized and unrealized loss............................                      (6,386,857)
                                                                                 -----------
Net decrease in net assets resulting from operations........                     $(5,088,651)
                                                                                 ===========

                       See Notes to Financial Statements.
                                                                              17

PAGE

TEMPLETON GROWTH AND INCOME FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 1999 AND 1998

                                                                    1999              1998
                                                                ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $  1,298,206       $ 1,206,380
  Net realized gain from investments and foreign currency
    transactions............................................       1,246,682         2,181,856
  Net unrealized appreciation (depreciation) on
   investments..............................................      (7,633,539)        4,650,441
                                                                ------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................      (5,088,651)        8,038,677
 Distributions to shareholders from:
  Net investment income:
   Class A..................................................      (1,356,892)         (693,986)
   Class C..................................................        (406,271)         (150,454)
  Net realized gains:
   Class A..................................................        (942,757)       (1,488,247)
   Class C..................................................        (326,041)         (426,523)
 Beneficial share transactions (Note 2):
   Class A..................................................      (8,078,545)       17,020,983
   Class C..................................................       2,277,665         6,216,979
                                                                ------------------------------
    Net increase (decrease) in net assets...................     (13,921,492)       28,517,429
Net assets:
 Beginning of year..........................................      59,554,577        31,037,148
                                                                ------------------------------
 End of year................................................    $ 45,633,085       $59,554,577
                                                                ==============================
Undistributed net investment income included in net assets:
 End of year................................................    $         --       $   431,617
                                                                ==============================

                       See Notes to Financial Statements.
 18

PAGE

TEMPLETON GROWTH AND INCOME FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Growth and Income Fund (the Fund), is a separate, diversified series of Templeton Global Investment Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks high total return (a combination of capital growth and income). Under normal market conditions, the Fund invests primarily in the equity and debt securities of U.S. and foreign companies. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

                                                                              19

PAGE


TEMPLETON GROWTH AND INCOME FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class A and Class C shares. Effective January 1, 1999, Class I and Class II shares were renamed Class A and Class C, respectively. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At March 31, 1999, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                 YEAR ENDED MARCH 31,
                                                              -----------------------------------------------------------
                                                                         1999                              1998
                                                              -----------------------------------------------------------
                                                                SHARES         AMOUNT             SHARES        AMOUNT
                                                              -----------------------------------------------------------
CLASS A SHARES:
Shares sold.................................................   1,115,748    $ 14,905,710         1,614,763    $22,345,226
Shares issued on reinvestment of distributions..............     144,608       1,870,864           137,810      1,822,287
Shares redeemed.............................................  (1,904,161)    (24,855,119)         (514,016)    (7,146,530)
                                                              -----------------------------------------------------------
Net increase (decrease).....................................    (643,805)   $ (8,078,545)        1,238,557    $17,020,983
                                                              ===========================================================

 20

PAGE


TEMPLETON GROWTH AND INCOME FUND
Notes to Financial Statements (continued)

2. BENEFICIAL SHARES (CONT.)

                                                                               YEAR ENDED MARCH 31,
                                                              -------------------------------------------------------
                                                                       1999                            1998
                                                              -------------------------------------------------------
                                                               SHARES       AMOUNT             SHARES       AMOUNT
                                                              -------------------------------------------------------
CLASS C SHARES:
Shares sold.................................................   508,362    $ 6,629,187          545,744    $ 7,550,125
Shares issued on reinvestment of distributions..............    47,871        611,203           36,472        477,961
Shares redeemed.............................................  (395,984)    (4,962,725)        (129,542)    (1,811,107)
                                                              -------------------------------------------------------
Net increase................................................   160,249    $ 2,277,665          452,674    $ 6,216,979
                                                              =======================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TGAL of 0.75% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                       AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

TGAL and FT Services agreed in advance to reduce fees to the extent necessary to limit total expenses to an annual rate of 1.25% and 1.90% of the Fund's average daily net assets of Class A and Class C shares, respectively, through August 1, 1999, as noted in the Statement of Operations.

The Fund reimburses Distributors up to 0.35% and 1.00% per year of the average daily net assets of Class A and Class C shares, respectively, for costs incurred in marketing the Fund's Class A and Class C shares. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At March 31, 1999 unreimbursed costs were $1,071,141. Distributors received net commissions from sales of Fund shares and received contingent deferred sales charges for the period of $27,748 and $13,829, respectively.

                                                                              21

PAGE


TEMPLETON GROWTH AND INCOME FUND
Notes to Financial Statements (continued)

4. INCOME TAXES

The cost of securities for federal income tax purposes is the same as that shown in the Statement of Investments. At March 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $ 7,335,023
Unrealized depreciation.....................................   (6,929,211)
                                                              -----------
Net unrealized appreciation.................................  $   405,812
                                                              ===========

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1999 aggregated $19,257,206 and $14,565,743, respectively.

6. FUND MERGER

The Fund's Board of Trustees approved a proposal to merge the Fund into Templeton World Fund, subject to shareholder approval. It is anticipated that in June 1999, shareholders will receive a proxy and proxy statement requesting their vote on the proposal.

 22

PAGE

TEMPLETON GROWTH AND INCOME FUND
INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders
Templeton Growth and Income Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Growth and Income Fund, as of March 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Growth and Income Fund as of March 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                       /s/ McGladrey & Pullen, LLP

New York, New York
April 30, 1999

                                                                              23

PAGE

TEMPLETON GROWTH AND INCOME FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Templeton Growth and Income Fund hereby designates $1,012,890 as a capital gain dividend for the fiscal year ended March 31, 1999.

Under Section 854(b)(2) of the Internal Revenue Code, the Templeton Growth and Income Fund hereby designates 10.37% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 1999.

 24

PAGE


LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME

Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund(1)
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund(1)
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin Strategic Income Fund
Franklin U.S. Government
 Securities Fund
Franklin Federal Money Fund(2)
Franklin Money Fund(2)

TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund(2)

STATE-SPECIFIC
TAX-FREE INCOME
Alabama
Arizona(3)
California(3)
Colorado
Connecticut
Florida(3)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(4)
Michigan(4)
Minnesota(4)
Missouri
New Jersey
New York(3)
North Carolina
Ohio(4)
Oregon
Pennsylvania
Tennessee(5)
Texas
Virginia

VARIABLE ANNUITIES(6)
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

1. These funds are now closed to new accounts, with the exception of retirement plan accounts.

2. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

3. Two or more fund options available: long-term portfolio; portfolio of insured securities; high yield portfolio (CA); intermediate-term and money market portfolios (CA and NY).

4. Portfolio of insured municipal securities.

5. The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

6. Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

                                                                           04/99

PAGE
                                                                   -------------
                                                                     Bulk Rate
                                                                   U.S. Postage
                                                                       PAID
                                                                   Permit No. 75
                                                                      Bell, CA
                                                                   -------------


[LOGO]

Templeton Growth and Income Fund
777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777




ANNUAL REPORT

AUDITORS
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, CA 94404-1585
1-800/DIAL BEN(R)
www.franklin-templeton.com

SHAREHOLDER SERVICES
1-800/632-2301

FUND INFORMATION
1-800/342-5236

This report must be preceded or accompanied by the current Templeton Growth and Income Fund prospectus, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.


414 A99 05/99                                   [LOGO] Printed on recycled paper